SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:


As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Columbia, another investment advisor, sub-advisor or portfolio manager of any of the Funds in the Liberty Funds, the All-Star Funds, the Columbia Funds, or any person controlling, controlled by or under common control with any such entity.

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
                  (EACH, A "FUND"; COLLECTIVELY, THE "FUNDS")
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621
                                 (617) 426-3750
                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 21, 2003

DEAR SHAREHOLDER:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of the Funds (the "Meeting") will be at One Financial Center, Boston, Massachusetts, on
May 21, 2003, at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following matters:

1.  To elect Trustees of the Funds as outlined below:

    (a) Colonial High Income Municipal Trust:

        (i) Three Trustees to be elected by the holders of common shares of beneficial interest, no par value (the "Common Shares") and Municipal Auction Rate Cumulative Preferred Shares (the "Preferred Shares") of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

    (b) Colonial Investment Grade Municipal Trust:

        (i) Two Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

    (c) Colonial InterMarket Income Trust I: Three Trustees to be elected by the holders of shares of beneficial interest of the Fund.

    G-60/762N-0403

    (d) Colonial California Insured Municipal Fund:

        (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

    (e) Colonial Insured Municipal Fund:

        (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

    (f) Colonial New York Insured Municipal Fund:

        (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

    (g) Colonial Municipal Income Trust:

        (i) Two Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

    (h) Colonial Intermediate High Income Fund: Four Trustees to be elected by the holders of shares of beneficial interest of the Fund.

2. To transact such other business as may properly come before the Meeting and any adjourned session of the Meeting.

Shareholders of record at the close of business on February 28, 2003 are entitled to notice of, and to vote at, the Meeting and any adjourned session.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

By order of the Board of Trustees,

Jean S. Loewenberg

Secretary of the Funds

PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON.

April 21, 2003

                                PROXY STATEMENT
              COLONIAL CALIFORNIA INSURED MUNICIPAL FUND (CCAIMF)
                  COLONIAL HIGH INCOME MUNICIPAL TRUST (CHIMT)
                     COLONIAL INSURED MUNICIPAL FUND (CIMF)
                  COLONIAL INTERMARKET INCOME TRUST I (CIITI)
                 COLONIAL INTERMEDIATE HIGH INCOME FUND (CIHIF)
               COLONIAL INVESTMENT GRADE MUNICIPAL TRUST (CIGMT)
                     COLONIAL MUNICIPAL INCOME TRUST (CMIT)
               COLONIAL NEW YORK INSURED MUNICIPAL FUND (CNYIMF)
                  (EACH, A "FUND"; COLLECTIVELY, THE "FUNDS")
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621
                                 (617) 426-3750
                        ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 21, 2003

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held on May 21, 2003, at 10:00 a.m. Eastern time at the offices of the Funds, One Financial Center, Boston, Massachusetts, and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").

The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about April 25, 2003, of this Proxy Statement and the accompanying proxy cards. Supplementary solicitations may be made by mail, telephone, or personal interview by officers and Trustees of the Funds and officers and employees of the Funds' investment advisor, Columbia Management Advisers, Inc. ("Columbia") and its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses incurred in connection with preparing this Proxy Statement and soliciting proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

1.(A) COLONIAL HIGH INCOME MUNICIPAL TRUST

Msses. Kelly and Verville and Mr. Palombo (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                       2005                       2006
----                       ----                       ----
Mr. Mayer                  Mr. Lowry                  Ms. Kelly
Mr. Nelson                 Mr. Neuhauser              Mr. Palombo
Mr. Theobald                                          Ms. Verville

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Msses. Kelly and Verville and Mr. Palombo, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(B) COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Ms. Kelly and Mr. Palombo (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                       2005                       2006
----                       ----                       ----
Mr. Mayer                  Mr. Lowry                  Ms. Kelly
Mr. Neuhauser              Mr. Nelson                 Mr. Palombo
Mr. Theobald               Ms. Verville

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Kelly and Mr. Palombo, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(C) COLONIAL INTERMARKET INCOME TRUST I

Ms. Kelly and Messrs. Hacker and Nelson (who have each agreed to serve) are proposed for election as Trustees of the Fund. Each will serve for three years or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                       2005                       2006
----                       ----                       ----
Mr. Neuhauser              Mr. Lowry                  Mr. Hacker
Mr. Palombo                Mr. Mayer                  Ms. Kelly
Mr. Theobald               Mr. Stitzel                Mr. Nelson
                           Ms. Verville

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(D) COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

Messrs. Lowry, Mayer and Nelson (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                       2005                       2006
----                       ----                       ----
Mr. Neuhauser              Ms. Kelly                  Mr. Lowry
Mr. Theobald               Mr. Palombo                Mr. Mayer
Ms. Verville                                          Mr. Nelson

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry, Mayer and Nelson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(E) COLONIAL INSURED MUNICIPAL FUND

Messrs. Lowry, Mayer and Nelson (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                        2005                        2006
----                        ----                        ----
Mr. Neuhauser               Ms. Kelly                   Mr. Lowry
Mr. Theobald                Mr. Palombo                 Mr. Mayer
Ms. Verville                                            Mr. Nelson

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry, Mayer and Nelson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(F) COLONIAL NEW YORK INSURED MUNICIPAL FUND

Messrs. Lowry, Mayer and Nelson (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                        2005                        2006
----                        ----                        ----
Mr. Neuhauser               Ms. Kelly                   Mr. Lowry
Mr. Theobald                Mr. Palombo                 Mr. Mayer
Ms. Verville                                            Mr. Nelson

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry, Mayer and Nelson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(G) COLONIAL MUNICIPAL INCOME TRUST

Ms. Kelly and Mr. Nelson (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                       2005                       2006
----                       ----                       ----
Mr. Lowry                  Mr. Mayer                  Ms. Kelly
Mr. Neuhauser              Mr. Palombo                Mr. Nelson
Mr. Theobald               Ms. Verville

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Kelly and Mr. Nelson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(H) COLONIAL INTERMEDIATE HIGH INCOME FUND

Ms. Kelly and Messrs. Hacker, Neuhauser and Palombo (who have each agreed to serve) are proposed for election as Trustees of the Fund. Each will serve for three years or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2004                      2005                      2006
----                      ----                      ----
Mr. Stitzel               Mr. Lowry                 Mr. Hacker
Mr. Theobald              Mr. Mayer                 Ms. Kelly
Ms. Verville              Mr. Nelson                Mr. Neuhauser
                                                    Mr. Palombo

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

TRUSTEES' COMPENSATION

    The members of each Fund's Board of Trustees also serve as Trustees on the boards for all other funds within the "Funds Complex." As of December 31, 2002, the Funds Complex consisted of 80 open-end funds, 11 closed-end funds and 1 limited liability company; the All-Star Funds, which consisted of two closed-end funds; and the Columbia Funds, which consisted of 15 open-end funds. The Funds' Board of Trustees holds its meetings concurrently with the board meetings for each of the other funds within the Funds Complex ("joint Board meetings"). For the fiscal year ended October 31, 2002, CIHIF held 8 meetings (6 regular joint Board meetings and 2 special joint Board meetings). For the fiscal year ended November 30, 2002, each other Fund held 7 meetings (6 regular joint Board meetings and 1 special joint Board meetings). Two-thirds of the Trustees' fees are allocated among the funds within the Funds Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Funds Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2002, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Funds Complex.

TRUSTEES' MEETINGS AND COMMITTEES

The Board of Trustees of each Fund (the "Board") is responsible for the overall management and supervision of that Funds' affairs and for protecting the interests of the Funds' shareholders. The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by the Board and each committee during the last fiscal year.

1. AUDIT COMMITTEE

Each Fund has an Audit Committee (the "Audit Committee") comprised of only "Independent Trustees" (as defined in the listing standards of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX")), who are also not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any Fund. The Audit Committee is responsible for recommending to the Board the firm of independent accountants to be selected to perform the audit of each Fund; reviewing the methods, scope and results of the audits and the fees charged for such services; and reviewing each Fund's internal accounting procedures and controls. The Funds have no nominating or compensation committees.

In discharging its oversight responsibility for the audit process, the Audit Committee discussed with management the process for the preparation and review of each Fund's audited financial statements for the most recently completed fiscal year. Based on its review and discussion, the Audit Committee recommended to the Boards that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders. The Audit Committee also reviewed the non-audit services provided by the independent accountants of the Funds. The independent accountants for the Funds, PricewaterhouseCoopers LLP ("PwC"), discussed with the Audit Committee the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence. The Audit Committee also discussed with PwC any relationships that may impact PwC's objectivity and independence and the Audit Committee satisfied itself as to the independent accountants' independence. Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as independent accountants for the Funds for the fiscal year ending October 31, 2003 or November 30, 2003, as the case may be. Representatives of PwC are not expected to be present at the Meeting.

The Board has adopted a written charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation of the Audit Committee. The Audit Committee Charter is attached as APPENDIX F. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board has determined, in accordance with applicable regulations of the NYSE and AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The members of the Funds' Audit Committee members for 2002 were Ms. Verville and
Messrs. Hacker, Macera(1), Nelson and Neuhauser. Each member of the Audit Committee meets the independence standards of the NYSE and AMEX listing standards.

2. GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of each Fund. The Governance Committee's functions include recommending to the Board nominees for Trustee and nominees for appointment to various committees; performing periodic evaluations of the effectiveness of the Board; reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviewing and making recommendations to the Board regarding the compensation of the Trustees

------------------------

(1) Mr. Macera is not up for re-election for any Board or Committee because he retires this year.

who are not affiliated with Columbia. The Governance Committee will consider candidates for Trustee as recommended by shareholders. Written recommendations for candidates for Trustee, along with supporting information, should be directed to the Governance Committee, in care of your Fund.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Nelson and Stitzel are members of the Trading Oversight Committee. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by Columbia in executing portfolio trades on behalf of each Fund and regularly reviewing the allocation of each Fund's portfolio transactions among executing broker/dealers, the level of commission payments paid to broker/dealers, soft dollar commitments, directed brokerage arrangements and other trading practices.

                                                                                 NUMBER OF
                                                                               CCAIMF, CHIMT,
                                                                                CIMF, CIITI,
                                                                                CIGMT, CMIT,
                                                        NUMBER OF CIHIF       CNYIMF MEETINGS
                                                      MEETINGS FOR FISCAL     FOR FISCAL YEAR
                                                          YEAR ENDED               ENDED
                                                       OCTOBER 31, 2002      NOVEMBER 30, 2002
                                                      -------------------    ------------------
Board of Trustees                                            8                     7
Audit Committee                                              7                     7
Governance Committee                                         2                     2
Advisory Fees & Expenses Committee                           7                     7
Trading Oversight Committee                                  2                     2

FEES PAID TO INDEPENDENT ACCOUNTANTS

1. AUDIT FEES

For the audit of each Fund's annual financial statements for the most recently completed fiscal year, the fees paid or accrued to PwC are as follows:

FUND                                                  FISCAL YEAR ENDED     FEES
----                                                  -----------------    -------
CCAIMF                                                    11/30/02         $20,580
CHIMT                                                     11/30/02         $25,200
CIMF                                                      11/30/02         $20,580
CIITI                                                     11/30/02         $26,880
CIHIF                                                     10/31/02         $31,395
CIGMT                                                     11/30/02         $21,400
CMIT                                                      11/30/02         $25,200
CNYIMF                                                    11/30/02         $20,580

2. FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For each Fund's most recently completed fiscal year, none of the Funds, Columbia, or the entities controlling, controlled by, or under common control with Columbia that provide services to the Funds, paid or accrued any fees for financial information systems design and implementation services provided by PwC.

3. ALL OTHER FEES

The fees paid or accrued by each Fund to PwC for tax services and all other services provided by PwC for the most recently completed fiscal year are as follows:

FUND                                                  FISCAL YEAR ENDED     FEES
----                                                  -----------------    -------
CCAIMF                                                    11/30/02         $12,100
CHIMT                                                     11/30/02         $10,600
CIMF                                                      11/30/02         $12,100
CIITI                                                     11/30/02         $ 4,100
CIHIF                                                     10/31/02         $ 5,100
CIGMT                                                     11/30/02         $11,600
CMIT                                                      11/30/02         $11,600
CNYIMF                                                    11/30/02         $12,100

In addition, for all other services provided by PwC to Columbia, and entities controlling, controlled by, or under common control with Columbia that provide services to the Funds, aggregate fees for all other services paid or accrued to PwC were approximately $755,000. These non-audit services and general procedures related to other funds in the complex.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of Trustees. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on February 28, 2003, are entitled to one vote for each share held on that date and holders of Common Shares are entitled to fractional votes for any fractional shares held on that date. The table in APPENDIX D lists for each Fund the total number of shares outstanding as of the close of business on February 28, 2003, for each class of a Fund's shares entitled to vote at the Meeting.

The table in APPENDIX E lists the holders of more than five percent of any class of shares of each Fund as of the close of business on February 28, 2003, based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the nominees for election as Trustees.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later-dated proxy, or by attending the meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each of CCAIMF, CIMF, CNYIMF and CMIT, 30% of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund. For each of CHIMT, CIGMT, CIHIF and CIITI, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

The election of Trustees is by plurality of votes cast at the Meeting. Only shareholders of record on February 28, 2003 may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote FOR any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Under the proxy rules of the Securities and Exchange Commission (the "SEC"), shareholder proposals that meet tests contained in those rules may, under certain conditions, be included in a Fund's proxy materials for an annual shareholder's meeting. Under the proxy rules, proposals submitted for inclusion in the proxy materials for the 2003 Annual Meeting must be received by the relevant Fund on or before December 26, 2003. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal at the 2004 Annual Meeting that will not be included in the Funds' proxy materials must notify the relevant Fund on or before March 12, 2004. If a shareholder who wishes to submit a proposal fails to timely notify the relevant Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

You may submit shareholder proposals to the Secretary of the Liberty Funds, One Financial Center, Boston, Massachusetts 02111-2621.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(BENEFICIAL OWNERSHIP REPORTING)

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Funds' Trustees and officers, persons who own more than ten percent of a Fund's outstanding shares and certain officers and directors of the Fund's Advisor (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms that they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them except as noted below.

For each of the following persons, who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Funds' because of the requirements of Section 30 of the Investment Company Act of 1940, a Form 3 report, which is required by Section 16(a) of the Exchange Act, was not filed on a timely basis.

Roger A. Sayler (no holdings)
Philip J. Iudice, Jr. (no holdings)
Maureen Newman (no holdings)
Laura Ostrander (no holdings)
Scott B. Richards (no holdings)
Greg R. Smalley (no holdings)

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND ANY SUBSEQUENT SEMI-ANNUAL REPORT TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THESE REPORTS, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MA, 02111-2621, OR BY CALLING 1-800-426-3750.

APPENDIX A -- TRUSTEE AND OFFICER INFORMATION

    The names and ages of the Trustees and executive officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee and officer is One Financial Center, Boston, MA 02111.

    The "Fund Complex" includes the Liberty Funds, the All-Star Funds, and the Columbia Funds. The All-Star Funds and the Columbia Funds have separate boards of directors or trustees, as applicable.

TRUSTEES

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                         POSITION        OR APPOINTED TO          PRINCIPAL OCCUPATION(S)        OVERSEEN
     NAME AND AGE       WITH FUNDS           OFFICE               DURING PAST FIVE YEARS        BY TRUSTEE
----------------------  -----------   ---------------------   -------------------------------  -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker       Trustee       CHIMT -- 2000           Executive Vice                        92
(Age 47)                              CIGMT -- 2000           President-Strategy of United
                                      CIITI -- 2000           Airlines (airline) since
                                      CCAIMF -- 2000          December, 2002 (formerly
                                      CIMF -- 2000            President of UAL Loyalty
                                      CNYIMF -- 2000          Services (airline) from
                                      CMIT -- 2000            September, 2001 to December,
                                      CIHIF -- 2000           2002; Executive Vice President
                                                              and Chief Financial Officer of
                                                              United Airlines from March,
                                                              1993 to September, 2001 of
                                                              United Airliens; Senior Vice
                                                              President and Chief Financial
                                                              Officer of UAL, Inc. prior
                                                              thereto).


     NAME AND AGE          OTHER DIRECTORSHIPS HELD
----------------------  -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                    None
(Age 47)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                         POSITION        OR APPOINTED TO          PRINCIPAL OCCUPATION(S)        OVERSEEN
     NAME AND AGE       WITH FUNDS           OFFICE               DURING PAST FIVE YEARS        BY TRUSTEE
----------------------  -----------   ---------------------   -------------------------------  -------------
Janet Langford Kelly    Trustee       CHIMT -- 2000           Executive Vice President-             92
(Age 45)                              CIGMT -- 2000           Corporate Development and
                                      CIITI -- 2000           Administration, General Counsel
                                      CCAIMF -- 2000          and Secretary, Kellogg Company
                                      CIMF -- 2000            (food manufacturer) since
                                      CNYIMF -- 2000          September, 1999; Senior Vice
                                      CMIT -- 2000            President, Secretary and
                                      CIHIF -- 2000           General Counsel, Sara Lee
                                                              Corporation (branded, packaged,
                                                              consumer-products manufacturer)
                                                              from January, 1995 to
                                                              September, 1999.

Richard W. Lowry        Trustee       CHIMT -- 1995           Private Investor since August,        94
(Age 66)                              CIGMT -- 1995           1987 (formerly Chairman and
                                      CIITI -- 1995           Chief Executive Officer, U.S.
                                      CCAIMF -- 1999          Plywood Corporation (building
                                      CIMF -- 1999            products manufacturer)).
                                      CNYIMF -- 1999
                                      CMIT -- 1995
                                      CIHIF -- 1995


     NAME AND AGE          OTHER DIRECTORSHIPS HELD
----------------------  -------------------------------
Janet Langford Kelly                 None
(Age 45)
Richard W. Lowry                     None
(Age 66)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                         POSITION        OR APPOINTED TO          PRINCIPAL OCCUPATION(S)        OVERSEEN
     NAME AND AGE       WITH FUNDS           OFFICE               DURING PAST FIVE YEARS        BY TRUSTEE
----------------------  -----------   ---------------------   -------------------------------  -------------
Charles R. Nelson       Trustee       CHIMT -- 2000           Professor of Economics,              107
(Age 60)                              CIGMT -- 2000           University of Washington, since
                                      CIITI -- 2000           January 1976; Ford and Louisa
                                      CCAIMF -- 2000          Van Voorhis Professor of
                                      CIMF -- 2000            Political Economy, University
                                      CNYIMF -- 2000          of Washington, since September
                                      CMIT -- 2000            1993; Director, Institute for
                                      CIHIF -- 2000           Economic Research, University
                                                              of Washington, since September
                                                              2001; Adjunct Professor of
                                                              Statistics, University of
                                                              Washington, since September
                                                              1980; Associate Editor, Journal
                                                              of Money Credit and Banking,
                                                              since September, 1993; Trustee
                                                              of the Columbia Funds since
                                                              July, 2002; consultant on
                                                              econometric and statistical
                                                              matters.

John J. Neuhauser       Trustee       CHIMT -- 1985           Academic Vice President and           94
(Age 60)                              CIGMT -- 1985           Dean of Faculties since August,
                                      CIITI -- 1989           1999, Boston College (formerly
                                      CCAIMF -- 1999          Dean, Boston College School of
                                      CIMF -- 1999            Management from September, 1977
                                      CNYIMF -- 1999          to September, 1999).
                                      CMIT -- 1985
                                      CIHIF -- 1985


     NAME AND AGE          OTHER DIRECTORSHIPS HELD
----------------------  -------------------------------
Charles R. Nelson                    None
(Age 60)
John J. Neuhauser       Saucony, Inc. (athletic
(Age 60)                footwear); SkillSoft Corp.
                        (E-learning)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                         POSITION        OR APPOINTED TO          PRINCIPAL OCCUPATION(S)        OVERSEEN
     NAME AND AGE       WITH FUNDS           OFFICE               DURING PAST FIVE YEARS        BY TRUSTEE
----------------------  -----------   ---------------------   -------------------------------  -------------
Thomas E. Stitzel       Trustee       CHIMT -- 1998           Business Consultant since 1999        92
(Age 67)                              CIGMT -- 1998           (formerly Professor of Finance
                                      CIITI -- 1998           from 1975 to 1999 and Dean from
                                      CCAIMF -- 1999          1977 to 1991, College of
                                      CIMF -- 1999            Business, Boise State
                                      CNYIMF -- 1999          University); Chartered
                                      CMIT -- 1998            Financial Analyst.
                                      CIHIF -- 1998

Thomas C. Theobald      Trustee       CHIMT -- 2000           Managing Director, William            92
(Age 65)                              CIGMT -- 2000           Blair Capital Partners (private
                                      CIITI -- 2000           equity investing) since
                                      CCAIMF -- 2000          September, 1994 (formerly Chief
                                      CIMF -- 2000            Executive Officer and Chairman
                                      CNYIMF -- 2000          of the Board of Directors,
                                      CMIT -- 2000            Continental Bank Corporation).
                                      CIHIF -- 2000


     NAME AND AGE          OTHER DIRECTORSHIPS HELD
----------------------  -------------------------------
Thomas E. Stitzel                    None
(Age 67)
Thomas C. Theobald      Anixter International (network
(Age 65)                support equipment distributor);
                        Jones Lang LaSalle (real estate
                        management services) and MONY
                        Group (life insurance).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                         POSITION        OR APPOINTED TO          PRINCIPAL OCCUPATION(S)        OVERSEEN
     NAME AND AGE       WITH FUNDS           OFFICE               DURING PAST FIVE YEARS        BY TRUSTEE
----------------------  -----------   ---------------------   -------------------------------  -------------
Anne-Lee Verville       Trustee       CHIMT -- 1998           Author and speaker on                 92
(Age 57)                              CIGMT -- 1998           educational systems needs
                                      CIITI -- 1998           (formerly General Manager,
                                      CCAIMF -- 1999          Global Education Industry from
                                      CIMF -- 1999            1994 to 1997, and President,
                                      CNYIMF -- 1999          Applications Solutions Division
                                      CMIT -- 1998            from 1991 to 1994, IBM
                                      CIHIF -- 1998           Corporation (global education
                                                              and global applications)).

INTERESTED TRUSTEES
William E. Mayer*       Trustee       CHIMT -- 1994           Managing Partner, Park Avenue         94
(Age 62)                              CIGMT -- 1994           Equity Partners (private equity
                                      CIITI -- 1994           fund) since February, 1999
                                      CCAIMF -- 1999          (formerly Founding Partner,
                                      CIMF -- 1999            Development Capital LLC from
                                      CNYIMF -- 1999          November 1996 to February,
                                      CMIT -- 1994            1999; Dean and Professor,
                                      CIHIF -- 1994           College of Business and
                                                              Management, University of
                                                              Maryland from October, 1992 to
                                                              November, 1996).


     NAME AND AGE          OTHER DIRECTORSHIPS HELD
----------------------  -------------------------------
Anne-Lee Verville       Chairman of the Board of
(Age 57)                Directors, Enesco Group, Inc.
                        (designer, importer and
                        distributor of giftware and
                        collectibles).
INTERESTED TRUSTEES
William E. Mayer*       Lee Enterprises (print and
(Age 62)                on-line media); WR Hambrecht +
                        Co. (financial service
                        provider); First Health
                        (healthcare).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                         POSITION        OR APPOINTED TO          PRINCIPAL OCCUPATION(S)        OVERSEEN
     NAME AND AGE       WITH FUNDS           OFFICE               DURING PAST FIVE YEARS        BY TRUSTEE
----------------------  -----------   ---------------------   -------------------------------  -------------
Joseph R. Palombo*      Trustee,      CHIMT -- 2000           Chief Operating Officer of            92
(Age 50)                Chairman of   CIGMT -- 2000           Columbia Management
                        the Board     CIITI -- 2000           Group, Inc. (Columbia
                        and           CCAIMF -- 2000          Management) since November,
                        President     CIMF -- 2000            2001 and Chief Operating
                                      CNYIMF -- 2000          Officer of the Advisor since
                                      CMIT -- 2000            August, 2002; formerly Chief
                                      CIHIF -- 2000           Operations Officer of Mutual
                                                              Funds, Liberty Financial
                                                              Companies, Inc. from August,
                                                              2000 to November, 2001;
                                                              Executive Vice President of
                                                              Stein Roe & Farnham
                                                              Incorporated (Stein Roe) since
                                                              April, 1999; Director of Stein
                                                              Roe since September, 2000;
                                                              President of the Liberty Funds
                                                              since February, 2003; Trustee
                                                              and Chairman of the Board of
                                                              the Stein Roe Funds since
                                                              October, 2000; Manager of Stein
                                                              Roe Floating Rate Limited
                                                              Liability Company since
                                                              October, 2000 (formerly Vice
                                                              President of the Liberty Funds
                                                              from April, 1999 to August,
                                                              2000; Chief Operating Officer
                                                              and Chief Compliance Officer,
                                                              Putnam Mutual Funds from
                                                              December, 1993 to March, 1999).


     NAME AND AGE          OTHER DIRECTORSHIPS HELD
----------------------  -------------------------------
Joseph R. Palombo*                   None
(Age 50)

* Mr. Palombo is an interested person of the Funds because he is an employee of Columbia Management, an affiliate of the Fund's investment advisor, Columbia Management Advisers, Inc.

                                           YEAR FIRST
                                           ELECTED OR
                         POSITION         APPOINTED TO                          PRINCIPAL OCCUPATION(S)
     NAME AND AGE       WITH FUNDS           OFFICE                              DURING PAST FIVE YEARS
----------------------  -----------   ---------------------   ------------------------------------------------------------
OFFICERS
Vicki L. Benjamin       Chief         CHIMT -- 2001           Controller of the Liberty Funds and Liberty All-Star Funds
(Age 41)                Accounting    CIGMT -- 2001           since May, 2002; Chief Accounting Officer of the Liberty
                        Officer and   CIITI -- 2001           Funds and Liberty All-Star Funds since June, 2001;
                        Controller    CCAIMF -- 2001          Controller and Chief Accounting Officer of the Galaxy Funds
                                      CIMF -- 2001            since September, 2002 (formerly Vice President, Corporate
                                      CNYIMF -- 2001          Audit, State Street Bank and Trust Company from May, 1998 to
                                      CMIT -- 2001            April, 2001; Audit Manager from July, 1994 to June, 1997 and
                                      CIHIF -- 2000           Senior Audit Manager from July, 1997 to May, 1998,
                                                              Coopers & Lybrand, LLP).

J. Kevin Connaughton    Treasurer     CHIMT -- 2000           Treasurer of the Liberty Funds and Liberty All-Star Funds
(Age 38)                              CIGMT -- 2000           since December, 2000 (formerly Controller of the Liberty
                                      CIITI -- 2000           Funds and of the Liberty All-Star Funds from February, 1998
                                      CCAIMF -- 2000          to October, 2000); Treasurer of the Stein Roe Funds since
                                      CIMF -- 2000            February, 2001 (formerly Controller from May, 2000 to
                                      CNYIMF -- 2000          February, 2001); Treasurer of the Galaxy Funds since
                                      CMIT -- 2000            September, 2002 (formerly Vice President from April, 2000 to
                                      CIHIF -- 2000           January, 2001; Vice President of Colonial from February,
                                                              1998 to October, 2000; Senior Tax Manager, Coopers &
                                                              Lybrand, LLP from April, 1996 to January, 1998).

Jean S. Loewenberg      Secretary     CHIMT -- 2002           Secretary of the Liberty Funds, and Liberty All-Star Funds
(Age 57)                              CIGMT -- 2002           since February, 2002; General Counsel of Columbia Management
                                      CIITI -- 2002           Group since December, 2001; Senior Vice President since
                                      CCAIMF -- 2002          November, 1996 and Assistant General Counsel since
                                      CIMF -- 2002            September, 2002 of Fleet National Bank.
                                      CNYIMF -- 2002
                                      CMIT -- 2002
                                      CIHIF -- 2002

APPENDIX B.1 -- TRUSTEES' COMPENSATION

    For the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:

                                                   TOTAL COMPENSATION FROM THE
                                                    FUND COMPLEX PAID TO THE
                         PENSION OR RETIREMENT          TRUSTEES FOR THE
                        BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES    OF FUND EXPENSES(A)         DECEMBER 31, 2002(B)
----------------------  ------------------------   ---------------------------
Douglas A. Hacker                 N/A                        $ 98,000
Janet Langford Kelly              N/A                        $ 97,000
Richard W. Lowry                  N/A                        $124,806
Salvatore Macera                  N/A                        $ 98,000
Charles R. Nelson                 N/A                        $120,182
John J. Neuhauser                 N/A                        $124,974
Thomas E. Stitzel                 N/A                        $ 98,000
Thomas C. Theobald                N/A                        $102,000
Anne-Lee Verville(d)              N/A                        $102,000(d)

INTERESTED TRUSTEES
----------------------
William E. Mayer                  N/A                        $127,806
Joseph R. Palombo(c)              N/A                             N/A

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) The "Fund Complex" includes the Liberty Funds, the All-Star Funds, and the Columbia Funds. The All-Star Funds and the Columbia Funds have separate boards of directors or trustees, as applicable.

(c) Mr. Palombo does not receive compensation from the funds in the Liberty Fund Complex because he is an employee of Columbia Management Group, Inc. which is an affiliate of the Fund's investment advisor, Columbia Management.

(d) During the calendar year ended December 31, 2002, Ms. Verville deferred her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

    For the fiscal year ended November 30, 2002 (October 31, 2002 for CIHIF), the Trustees received from each Fund the following compensation for serving as
Trustees:

                             AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                            COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                             FROM CHIMT       FROM CIGMT       FROM CIITI      FROM CCAIMF
                           FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE         11/30/02         11/30/02         11/30/02         11/30/02
---------------------      --------------   --------------   --------------   --------------
Douglas A. Hacker              $1,222            $872             $612             $532
Janet Langford Kelly            1,209             864              606              527
Richard W. Lowry                1,245             891              625              543
Salvatore Macera                1,222             872              612              532
James L. Moody, Jr.               N/A             N/A              N/A              N/A
Charles R. Nelson               1,222             872              612              532
John J. Neuhauser               1,249             891              626              544
Thomas E. Stitzel               1,221             872              612              532
Thomas C. Theobald              1,270             907              637              553
Anne-Lee Verville(a)            1,271             908              637              553
INTERESTED TRUSTEE
-------------------------
William E. Mayer                1,283             916              643              558
Joseph R. Palombo(b)              N/A             N/A              N/A              N/A

(a) During the fiscal year ended November 30, 2002, Ms. Verville deferred her total compensation from the Funds pursuant to the deferred compensation plan.

(b) Mr. Palombo does not receive compensation from the funds in the Fund Complex because he is an employee of Columbia Management Group, Inc. which is an affiliate of the Fund's investment advisor, Columbia Management.

                             AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                            COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                             FROM CIMF       FROM CNYIMF       FROM CMIT        FROM CIHIF
                           FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE         11/30/02         11/30/02         11/30/02         10/31/02
---------------------      --------------   --------------   --------------   --------------
Douglas A. Hacker               $627             $451            $1,074            $546
Janet Langford Kelly             621              447             1,063             541
Richard W. Lowry                 640              461             1,096             558
Salvatore Macera                 627              451             1,074             546
Charles R. Nelson                627              451             1,074             546
John J. Neuhauser                641              462             1,096             553
Thomas E. Stitzel                627              451             1,073             546
Thomas C. Theobald               653              469             1,117             568
Anne-Lee Verville(a)             653              469             1,117             568
INTERESTED TRUSTEE
-------------------------
William E. Mayer                 659              474             1,128             574
Joseph R. Palombo(b)             N/A              N/A               N/A             N/A

(a) During the fiscal year ended November 30, 2002 (October 31, 2002 for CIHIF), Ms. Verville deferred her total compensation from the Funds pursuant to the deferred compensation plan.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP

    The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Funds and (ii) in other funds overseen by the Trustees within the Fund Complex.

                              DOLLAR RANGE OF      AGGREGATE DOLLAR RANGE OF
                             EQUITY SECURITIES   EQUITY SECURITIES IN ALL FUNDS
                               OWNED IN THE          OVERSEEN BY TRUSTEE IN
DISINTERESTED TRUSTEES             FUNDS                  FUND COMPLEX
---------------------------  -----------------   ------------------------------
Douglas A. Hacker                    $0                Over $100,000
Janet Langford Kelly                 $0                Over $100,000
Richard W. Lowry (a)                 $0                Over $100,000
Salvatore Macera                     $0               $50,001-$100,000
Charles R. Nelson(b)                 $0                Over $100,000
John J. Neuhauser (a)                $0                Over $100,000
Thomas E. Stitzel                    $0               $50,001-$100,000
Thomas C. Theobald                   $0                Over $100,000
Anne-Lee Verville                    $0               Over $100,000(c)
INTERESTED TRUSTEES
William E. Mayer (a)                 $0               $50,001-$100,000
Joseph R. Palombo                    $0                  $1-$10,000

(a) Mr. Lowry also serves as a Trustee/Director of the All-Star Funds.

(b) Mr. Nelson also serves as a Trustee/Director of the Columbia Funds.

(c) Ms. Verville's share ownership is held in her deferred compensation plan.

TRUSTEE POSITIONS

    As of December 31, 2002, no disinterested Trustee or any of his or her immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Columbia Management Advisers, Inc., another investment advisor, sub-advisor or portfolio manager of any of the Funds in the Funds Complex, or any person controlling, controlled by or under common control with any such entity.

APPENDIX D -- SHARES OUTSTANDING AND ENTITLED TO VOTE

    As of the close of business on February 28, 2003, the Funds had outstanding and entitled to vote at the Meeting the following shares of beneficial interest:

               FUND                   COMMON SHARES    PREFERRED SHARES
-----------------------------------  ---------------   ----------------
CCAIMF                                 2,776,004.120           978
CHIMT                                 31,097,982.000         4,800
CIMF                                   4,239,148.670         1,492
CIITI                                 11,009,000.000       N/A
CIHIF                                20,867,809.0360       N/A
CIGMT                                 11,509,000.000         2,400
CMIT                                  27,656,180.000         3,600
CNYIMF                                 1,610,402.670           564

APPENDIX E -- OWNERSHIP OF SHARES

    As of the close of business on February 28, 2003, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:

                                                                                           # OF                % OF
                                CLASS OF                                                  SHARES              SHARES
        FUND                     SHARES                 NAME AND ADDRESS                  OWNED               OWNED
---------------------           ---------           -------------------------           ----------           --------
CCAIMF                          Common              Cede & CO Fast Depository            2,688,552            96.84%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004
CHIMT                           Common              Cede & CO Fast Depository           27,518,020            88.48%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004
CIMF                            Common              Cede & CO Fast Depository            4,144,812            97.77%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004
CIITI                           N/A                 Cede & CO Fast Depository            9,822,788            89.22%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004
CIHIF                           N/A                 Cede & CO Fast Depository           19,233,235            92.17%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004
CIGMT                           Common              Cede & CO Fast Depository           10,093,796            87.70%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004
CMIT                            Common              Cede & CO Fast Depository           23,367,302            84.49%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004
CNYIMF                          Common              Cede & CO Fast Depository            1,584,135            98.36%
                                                    Trust Co
                                                    55 Water St. 25th Floor
                                                    New York, NY 10004

APPENDIX F -- AUDIT COMMITTEE CHARTER

                            AUDIT COMMITTEE CHARTER
                (Adopted August 14, 2001 Revised June 19, 2002)

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee shall be comprised of at least three Board members, none of whom shall be an "interested" Board member as defined in the Investment Company Act of 1940, or have any other relationship with the Liberty group of mutual funds (the "Funds") that may interfere with their exercise of independence from management and the Funds and shall otherwise satisfy any applicable membership requirements under the rules of the New York Stock Exchange, Inc., National Association of Securities Dealers, Inc. and American Stock Exchange, Inc.(1)

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board in:

    1. Its oversight of the Funds' accounting and financial reporting policies and practices and of accounting services provided to the Funds, including internal accounting controls and procedures;

    2. Its oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof;

    3. Recommending the independent auditors to be selected by the Board, evaluating and, where deemed appropriate, recommending replacing the outside auditors.

        The function of the Audit Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and

------------------------

(1) The New York Stock Exchange rules require the Board of Trustees of each of its listed companies to determine, with respect to each member of the Audit Committee, that (a) each member of the Committee is "independent," within the meaning of the rules, (b) each member of the Committee is "financially literate," within the meaning of the rules, and (c) at least one member of the Committee has accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Fund Board will make such determinations each time a new member joins the Audit Committee.

        policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Independent auditors are responsible for planning and carrying out proper audits and reviews. The independent auditors are ultimately accountable to the Board and Audit Committee of the Board. The Board has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least twice annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone, without the presence of management personnel, with any independent accounting firm rendering reports to the Audit Committee or with independent legal counsel. The Audit Committee shall keep minutes of its meetings.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Funds. Such review and discussion will include any management letters, auditor recommendations to management, and valuation procedures and fair valuation methodologies employed with regard to the Funds.

    2. The Audit Committee shall review and discuss with the independent auditors:

        (a) the scope of audits and audit reports;

        (b) the personnel, staffing, qualifications and experience of the auditors;

        (c) the compensation of the auditors; and

        (d) the independence of the auditors, regarding which the Audit Committee shall secure from the auditors the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

    3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

        (a) the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Funds in their financial reporting;

        (b) the level of responsibility assumed by the auditors in the preparation of the audit;

        (c) the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

        (d) the process used by management of the Funds in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates;

        (e) the auditors' responsibility for other information in documents containing audited financial statements, any procedures performed, and the results of such procedures;

        (f) any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to a Fund's financial statements or the auditors' report;

        (g) any consultations with other accountants and significant matters that were the subject of such consultations;

        (h) any major issues discussed with management in connection with the initial or recurring retention of the auditors, including the application of accounting principles and auditing standards; and

        (i) any serious difficulties relating to the performance of the audit that the auditors encountered with management.

    4. The Audit Committee shall prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Funds' proxy statements.

    5. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

    6. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds.

                                COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

                         This Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.
This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

-------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
---------------------------------------------
----------------------------------------------
---------------------------------------------
----------------------------------------------
---------------------------------------------
----------------------------------------------





                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

           This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

------------------------------------------------------------
 PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
 IN THE ENCLOSED ENVELOPE
------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
---------------------------------------------
----------------------------------------------
---------------------------------------------
----------------------------------------------
---------------------------------------------
----------------------------------------------

[PREFERRED SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------


For All      With-    For All
COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

1. TO ELECT FIVE TRUSTEES. Nominees hold Except (Item 1(d) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card
                                  (01) Douglas A. Hacker
                                  (02) Richard W. Lowry
                                  (03) William E. Mayer
                                  (04) Charles R. Nelson
                                  (05) Thomas E. Stitzel

Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
BEFORE THE MEETING.
Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy

   Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

[COMMON SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------


For All      With-    For All
COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
          1. TO ELECT THREE TRUSTEES. Nominees hold Except (Item 1(d) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card
                         (01) Richard W. Lowry
                         (02) William E. Mayer
                         (03) Charles R. Nelson

Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer.

If a partnership, please sign in partnership name by authorized person. Please be sure to sign and date this proxy

  Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.


-----------------------------------------------------------------------

 PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
 IN THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?




 DO YOU HAVE ANY COMMENTS?
=============================================
---------------------------------------------

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

-------------------------------------------------------------------

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?




 DO YOU HAVE ANY COMMENTS?
=============================================
---------------------------------------------

-----------------------------------------------------------



                     COLONIAL HIGH INCOME MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                      (Series T Shares and Series W Shares)

             This Proxy Solicited on Behalf of the Board of Trustees


     The undersigned shareholder hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE
------------------------------------------------
HAS YOUR ADDRESS CHANGED?







  DO YOU HAVE ANY COMMENTS?
=============================================
---------------------------------------------

[COMMON SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

    For All      With-    For All
COLONIAL HIGH INCOME MUNICIPAL TRUST

1. TO ELECT THREE TRUSTEES.   Nominees   hold     Except (Item 1(a) of
Notice)

Mark box at right if an address change or comment has been noted on the reverse side of this card
                                  (01) Janet Langford Kelly
                                  (02) Joseph R. Palombo
                                  (03) Anne-Lee Verville


          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s). 2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

[PREFFERED SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

 For All      With-    For
All COLONIAL HIGH INCOME MUNICIPAL TRUST
 1. TO ELECT FIVE TRUSTEES.
    Nominees  hold    Except   (Item 1(a) of Notice)
Mark box at right if an address change or comment has been

noted on the reverse side of this card
                             (01) Douglas A. Hacker
                             (02) Janet Langford Kelly
                             (03) Joseph R. Palombo
                             (04) Anne-Lee Verville
                             (05) Thomas E. Stitzel



Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s). 2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

COLONIAL  INVESTMENT GRADE MUNICIPAL TRUST
 This Proxy Solicited on Behalf of the
Board of Trustees

The undersigned shareholder hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

 This proxy,  when properly  executed,  will be
voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter. The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.
----------------------------------------------------------------
PLEASE  VOTE,  DATE AND SIGN ON REVERSE  AND  RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE
----------------------------------------------------------------------------
HAS    YOUR     ADDRESS     CHANGED?


 DO    YOU     HAVE    ANY     COMMENTS?
=============================================
==============================================
---------------------------------------------
----------------------------------------------

 COLONIAL    INVESTMENT   GRADE
MUNICIPAL TRUST
MUNICIPAL  AUCTION RATE CUMULATIVE  PREFERRED  SHARES

This Proxy
Solicited on Behalf of the Board of Trustees The undersigned shareholder hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card. This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side.

This proxy will be
voted in accordance with the holder's best judgment as to any other matter. The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.
----------------------------------------------------------------------------
PLEASE  VOTE,  DATE AND SIGN ON REVERSE  AND  RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE
---------------------------------------------------------------------------
HAS    YOUR     ADDRESS     CHANGED?     DO    YOU     HAVE    ANY     COMMENTS?
=============================================
==============================================
---------------------------------------------
----------------------------------------------
[COMMON  SHARES] ------ X
PLEASE  MARK  VOTES AS IN THIS  EXAMPLE  ------
 For All
 With-
For All

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

 1. TO ELECT TWO TRUSTEES.  Nominees hold Except
(Item 1(b) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card (01) Janet Langford Kelly (02) Joseph R. Palombo Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

 2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please be sure to sign and
date    this    proxy

  Date     ______________
 Shareholder    sign    here

___________________________
 Co-owner  sign  here
_____________________________

[PREFERED  SHARES]  ------ X PLEASE MARK VOTES AS IN THIS EXAMPLE ------
For All
With-
For All

 COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

 1. TO ELECT FOUR
TRUSTEES.   Nominees  hold Except  (Item 1(b) of Notice)
 Mark box at right if an
address  change or comment has been noted on the reverse  side of this card
(01) Douglas A. Hacker
(02) Janet  Langford  Kelly
(03) Joseph R. Palombo
(04) Thomas E.  Stitzel

 Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
Please sign exactly as name(s) appear(s)  hereon.
          Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized  person.  Please  be sure to  sign  and  date  this  proxy
 Date
     ______________
Shareholder sign here
___________________________
Co-owner sign here
_____________________________

                                  COLONIAL INTERMEDIATE HIGH INCOME FUND

                         This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. VanAntwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

          This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

          The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

     -------------------------------------------------
     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
     ----------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
---------------------------------------------
----------------------------------------------
---------------------------------------------
----------------------------------------------
---------------------------------------------
----------------------------------------------

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------


For All      With-    For All
COLONIAL INTERMEDIATE HIGH INCOME FUND
              1. TO ELECT FOUR TRUSTEES. Nominees hold Except

(Item 1(h) of Notice)
Mark box at right if an address change or comment has been

noted on the reverse side of this card
                                (01) Douglas A. Hacker
                                (02) Janet Langford Kelly
                                (03) John J. Neuhauser
                                (04) Joseph R. Palombo

          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

          2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

                       COLONIAL INTERMARKET INCOME TRUST I

             This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermarket Income Trust I to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
----------------
HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
=============================================

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

For All      With-    For
All
          COLONIAL INTERMARKET INCOME TRUST I 1. TO ELECT THREE TRUSTEES. Nominees hold Except (Item 1(c) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card

(01) Douglas A. Hacker
(02) Janet Langford Kelly
(03) Charles R. Nelson

          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

          2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

                         COLONIAL INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

---------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
=============================================             ---------------------





                         COLONIAL INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

----------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
=============================================               --------------------

[PREFERRED SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

              For All      With-    For
All
          COLONIAL INSURED MUNICIPAL FUND 1. TO ELECT FIVE TRUSTEES. Nominees hold Except (Item 1(e) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card


   (01)  Douglas A. Hacker
   (02) Richard W. Lowry
   (03) William E. Mayer
   (04) Charles R. Nelson
   (05) Thomas E. Stitzel

          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


          2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy

    Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

[COMMON SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

     For All      With-    For
All
          COLONIAL INSURED  MUNICIPAL FUND

 1. TO ELECT THREE TRUSTEES.  Nominees
     hold Except (Item 1(e) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card

  (01) Richard W. Lowry

  (02) William E. Mayer

  (03) Charles R. Nelson

Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

 2. IN THEIR DISCRETION,
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy

    Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

-----------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
---------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
=============================================




                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

--------------------------------------------------------------------------
     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
-----------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
=============================================                --------------

[PREFERRED SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

    For All      With-    For All

COLONIAL NEW YORK INSURED MUNICIPAL FUND

          1. TO ELECT FIVE TRUSTEES. Nominees hold Except (Item 1(f) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card

 (01) Douglas A. Hacker
 (02) Richard W. Lowry
 (03) William E. Mayer
 (04) Charles R. Nelson
 (05) Thomas E. Stitzel

          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

 2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

[COMMON SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

   For All      With-    For All

COLONIAL NEW YORK INSURED MUNICIPAL FUND

          1. TO ELECT THREE TRUSTEES. Nominees hold Except (Item 1(f) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card
(01) Richard W. Lowry

(02) William E. Mayer

(03) Charles R. Nelson

          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

 2. IN
     THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

                         COLONIAL MUNICIPAL INCOME TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

------------------------------------------------------------
                          PLEASE VOTE,
 DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
-------
HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
=============================================               --------------------





                         COLONIAL MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

          The undersigned shareholder hereby appoints Heidi A. Hoefler,  Russell
     L. Kane, Jean S. Loewenberg, Joseph R. Palombo, Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 21, 2003, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR the items on the reverse side. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

The Board of Trustees recommends a vote FOR the following items set forth on the reverse side.

-----------------------------------------------------------------------------
      PLEASE VOTE,
 DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
=============================================                ------------------

[COMMON SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

                                       For All      With-    For All
COLONIAL MUNICIPAL INCOME TRUST

          1. TO ELECT TWO TRUSTEES. Nominees hold Except (Item 1(g) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card
(01) Janet Langford Kelly
(02) Charles R. Nelson

          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).
          2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
          Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________

[PREFERED SHARES]

------
X      PLEASE MARK VOTES
       AS IN THIS EXAMPLE
------

                      For All      With-    For All

COLONIAL MUNICIPAL INCOME TRUST
          1. TO ELECT FOUR TRUSTEES. Nominees hold Except (Item 1(g) of Notice) Mark box at right if an address change or comment has been noted on the reverse side of this card
      (01) Douglas A. Hacker

      (02) Janet Langford Kelly

      (03) Charles R. Nelson

      (04) Thomas E. Stitzel

          Instruction: To withhold authority to vote for any individual nominee, mark the "For all except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

          2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy     Date ______________

Shareholder sign here ___________________________

Co-owner sign here _____________________________